GMAC RFC (graphic omitted)
-------------------------------------------------------------------------------
                           RMBS NEW ISSUE TERM SHEET


                   $2,100,000,000 CERTIFICATES (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-KS2

                           RASC SERIES 2003-KS2 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                Master Servicer


                     GMAC RFC SECURITIES (graphic omitted)

    Any transactions in the certificates will be effected through Residential
                        Funding Securities Corporation.


                                 MARCH 3, 2003



This Information was prepared by Banc of America Securities LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

       The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

       The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

       Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

       In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

       Finally,   RFSC  has  not  addressed  the  legal,   accounting   and  tax
       implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

This Information was prepared by Banc of America Securities LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                      NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
             CREDIT SCORES                     LOANS          CUT-OFF DATE     STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 499 or less                                      68           $    4,779,956                       0.64%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 500 - 519                                       126                6,777,036                      0.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 520 - 539                                       299               21,023,382                      2.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 540 - 559                                       602               46,873,532                      6.31
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 560 - 579                                       792               63,193,182                      8.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 580 - 599                                       930               79,576,063                     10.71
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 600 - 619                                     1,468              137,094,614                     18.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 620 - 639                                     1,257              127,780,610                     17.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 640 - 659                                       983              105,652,937                     14.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 660 - 679                                       608               69,495,742                      9.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 680 - 699                                       316               33,817,806                      4.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 700 - 719                                       196               22,148,004                      2.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 720 - 739                                       104               11,467,000                      1.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 740 - 759                                        59                5,890,547                      0.79
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 760 or greater                                   63                6,653,334                      0.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                   7,871           $  742,223,745                      99.88%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Not Available(1)                                 20                  869,718                      0.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                        7,891           $  743,093,462                     100.00%
==========================================================================================================

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                  NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
           PRINCIPAL BALANCES                 LOANS          CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            $0 - $100,000                     5,162            $  274,968,031                      37.00%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                          2,063               286,471,547                     38.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $200,001 - $300,000                            494               118,578,659                     15.96
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $300,001 - $400,000                            143                49,674,786                      6.68
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $400,001 - $500,000                             24                10,825,516                      1.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $500,001 - $600,000                              5                 2,574,923                      0.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                       7,891            $  743,093,462                     100.00%
==========================================================================================================



NET MORTGAGE RATES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                      NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
           NET MORTGAGE RATES                  LOANS         CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                                2             $     316,530                       0.04%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                                3                   654,309                      0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                               94                19,275,033                      2.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                              291                47,389,745                      6.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                              725               104,933,700                     14.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                            1,129               141,066,729                     18.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                            1,144               121,080,257                     16.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                            1,051               102,070,457                     13.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              663                57,059,310                      7.68
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              704                53,350,832                      7.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              415                29,243,467                      3.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                              359                23,431,702                      3.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              167                10,467,545                      1.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                              201                 7,957,306                      1.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                               98                 4,040,999                      0.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                              169                 5,756,117                      0.77
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                               96                 2,859,818                      0.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%                              145                 3,687,618                      0.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.500% - 12.999%                               32                   852,642                      0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.499%                              396                 7,484,232                      1.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.500% - 13.999%                                7                   115,114                      0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                       7,891            $  743,093,462                     100.00%
==========================================================================================================





MORTGAGE RATES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                       NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                            OUTSTANDING AS OF      PRINCIPAL BALANCE
                                            OF MORTGAGE       THE STATISTICAL    OUTSTANDING AS OF THE
             MORTGAGE RATES                    LOANS           CUT-OFF DATE     STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                 25               $5,457,621                       0.73%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                 78               18,674,164                     2.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                                387               69,090,502                     9.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                                517               75,422,308                    10.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              1,384              174,403,286                    23.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              1,083              109,856,491                    14.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              1,492              131,519,249                    17.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                                738               55,967,888                     7.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                                679               46,276,494                     6.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                                257               16,525,602                     2.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                                280               13,899,956                     1.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                102                4,024,580                     0.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                161                5,966,257                     0.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%                                117                3,490,511                     0.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.500% - 12.999%                                154                4,024,183                     0.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.499%                                 23                  647,469                     0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.500% - 13.999%                                404                7,652,891                     1.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.000% - 14.499%                                  7                  125,231                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.500% - 14.999%                                  3                   68,777                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                         7,891           $  743,093,462                    100.00%
==========================================================================================================



ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
            RANGE OF ORIGINAL                  NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
        LOAN-TO-VALUE RATIOS (1)               LOANS          CUT-OFF DATE     STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   0.01% - 50.00%                                418           $   27,167,104                       3.66%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 50.01% - 55.00%                                 124                9,346,137                      1.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 55.01% - 60.00%                                 244               24,417,368                      3.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60.01% - 65.00%                                 278               30,545,680                      4.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 65.01% - 70.00%                                 515               51,831,248                      6.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 70.01% - 75.00%                                 744               79,218,531                     10.66
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 75.01% - 80.00%                               1,816              207,093,204                     27.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 80.01% - 85.00%                               1,030              114,309,973                     15.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 85.01% - 90.00%                               1,201              128,409,073                     17.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 90.01% - 95.00%                                 489               44,010,596                      5.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 95.01% - 100.00%                              1,032               26,744,549                      3.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                        7,891           $  743,093,462                     100.00%
==========================================================================================================

(1) With respect to the Group I Loans secured by second liens, this table was calculated using the combined Loan-to-Value ratio.



GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                                               NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
           STATE OR TERRITORY                  LOANS          CUT-OFF DATE     STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 California                                      519           $   87,100,426                      11.72%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Florida                                         759               68,699,009                      9.25
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Texas                                           817               60,781,466                      8.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Michigan                                        462               35,785,381                      4.82
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 New York                                        228               34,179,577                      4.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Massachusetts                                   152               28,056,686                      3.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Alabama                                         408               27,939,508                      3.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Ohio                                            343               25,918,257                      3.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Tennessee                                       388               24,893,473                      3.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Indiana                                         353               23,547,432                      3.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 All Other States                              3,462              326,192,247                     43.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                        7,891           $  743,093,462                     100.00%
==========================================================================================================


MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
              LOAN PURPOSE                     NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
                                               LOANS          CUT-OFF DATE     STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Purchase                                      2,069           $  137,565,988                      18.51%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Rate/Term Refinance                             708               75,903,228                     10.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Equity Refinance                              5,114              529,624,247                     71.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                        7,891           $  743,093,462                     100.00%
==========================================================================================================




MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
           DOCUMENTATION TYPE                  NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
                                               LOANS          CUT-OFF DATE     STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Full Documentation                            6,303           $  567,426,295                      76.36%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Reduced Documentation                         1,588              175,667,168                     23.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                        7,891           $  743,093,462                     100.00%
==========================================================================================================



OCCUPANCY TYPES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                OCCUPANCY                      NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
                                               LOANS          CUT-OFF DATE     STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Primary Residence                             6,773           $  655,952,949                      88.27%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Non Owner-occupied                            1,042               79,738,462                     10.73
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Second/Vacation                                  76                7,402,052                      1.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                        7,891           $  743,093,462                     100.00%
==========================================================================================================


MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                    NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS          CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Single-family detached                       6,636            $  605,775,071                      81.52%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Two- to four- family units                     403                50,723,601                      6.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (detached)           340                43,605,569                      5.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Low-Rise (less than 5 stories)           164                14,784,360                      1.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (attached)           104                11,465,937                      1.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Manufactured Home                              141                 8,555,956                      1.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Townhouse                                       99                 7,837,928                      1.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Mid-Rise (5 to 8 stories)                  3                   317,817                      0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Leasehold                                        1                    27,223                      0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                       7,891            $  743,093,462                     100.00%
==========================================================================================================



CREDIT GRADES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                    NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS          CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A4                                           3,166            $  339,009,007                      45.62%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AX                                           2,645               245,166,842                     32.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AM                                           1,127                86,854,111                     11.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 B                                              625                48,817,728                      6.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 C                                              237                17,642,501                      2.37
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 CM                                              91                 5,603,274                      0.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                       7,891            $  743,093,462                     100.00%
==========================================================================================================



PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM               NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS          CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 None                                         3,162            $  252,665,571                      34.00%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12 Months                                      285                40,983,498                      5.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 24 Months                                      402                42,388,675                      5.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 36 Months                                    3,125               318,017,104                     42.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 48 Months                                       15                 1,469,276                      0.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60 Months                                      882                85,147,763                     11.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other(1)                                        20                 2,421,575                      0.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                       7,891            $  743,093,462                     100.00%
==========================================================================================================

(1)   Not 0, 12, 24, 36, 48, or 60 months and not more than 60 months.





----------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL

                            GROUP II-A MORTGAGE LOANS

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance        $511,309,520.61
Number of Loans                                                       4,010
Average Current Loan Balance                                    $127,508.61      $12,600.00   $410,000.00
(1)  Weighted Average Original Loan-to-Value Ratio                   81.61%          11.00%        95.00%
(1) Weighted Average Mortgage Rate                                   7.923%          5.400%       13.930%
(1) Weighted Average Net Mortgage Rate                               6.202%          3.485%       13.350%
(1) Weighted Average Note Margin                                     7.486%          2.750%       12.600%
(1) Weighted Average Maximum Mortgage Rate                          14.376%         11.400%       19.930%
(1) Weighted Average Minimum Mortgage Rate                           7.906%          2.750%       13.930%
(1) Weighted Average Term to Next Rate Adjustment Rate                   26               4            37
(months)
(1) Weighted Average Remaining Term to Maturity (months)                359             172           360
(1) (2) Weighted Average Credit Score                                   614             440           797
----------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.87% of the Group II-A Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Adjustable                                    100.00%
                                              Fixed                                           0.00%

         Fully Amortizing Mortgage Loans                                                    100.00%

         Lien                                 First                                         100.00%
                                              Second                                          0.00%

         Property Type                        Single-family detached                         83.08%
                                              Planned Unit Development (detached)             6.17%
                                              Two- to four- family units                      5.64%
                                              Condo Low-Rise (less than 5                     2.87%
                                    stories)
                                              Planned Unit Development (attached)             0.99%
                                              Townhouse                                       0.69%
                                              Manufactured Home                               0.48%

         Occupancy Status                     Primary Residence                              91.87%
                                              Non Owner-occupied                              7.17%
                                              Second/Vacation                                 0.96%

         Geographic Distribution              California                                     18.46%
                                              Florida                                         6.87%
                                              Michigan                                        6.87%
                                              Minnesota                                       6.80%
                                              Illinois                                        5.29%
         Number of States (including DC)      49
         Largest Zip Code Concentration       92336                                           0.25%
         Loans with Mortgage Insurance                                                     [71.38%]
         Loans with Prepayment Penalties                                                     85.77%
----------------------------------------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             CREDIT SCORES                    LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 499 or less                                     23             $    2,521,068                      0.49%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 500 - 519                                       43                  3,976,056                     0.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 520 - 539                                      148                 18,188,456                     3.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 540 - 559                                      282                 32,778,252                     6.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 560 - 579                                      442                 52,881,114                    10.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 580 - 599                                      608                 75,526,037                    14.77
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 600 - 619                                      809                106,834,984                    20.89
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 620 - 639                                      644                 83,288,634                    16.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 640 - 659                                      441                 59,650,284                    11.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 660 - 679                                      248                 35,144,918                     6.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 680 - 699                                      134                 16,770,851                     3.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 700 - 719                                       84                 11,394,379                     2.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 720 - 739                                       42                  5,505,152                     1.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 740 - 759                                       26                  2,658,750                     0.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 760 or greater                                  24                  3,512,566                     0.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                  3,998            $   510,631,501                     99.87%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Not Available(1)                                12                    678,019                     0.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          PRINCIPAL BALANCES                  LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            $1 - $100,000                     1,638            $   113,065,288                     22.11%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                          1,791                254,235,495                    49.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $200,001 - $300,000                            523                125,576,800                    24.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $300,001 - $400,000                             57                 18,021,938                     3.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $400,001 - $500,000                              1                    410,000                     0.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



NET MORTGAGE RATES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          NET MORTGAGE RATES                  LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.000% - 3.499%                                1              $      84,477                      0.02%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                               21                  3,279,213                     0.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                              157                 26,590,721                     5.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                              414                 64,464,258                    12.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                              559                 80,610,174                    15.77
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                              673                 85,127,113                    16.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                              581                 69,621,483                    13.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                              485                 56,630,981                    11.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                              299                 35,273,157                     6.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              282                 34,083,722                     6.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              265                 29,338,817                     5.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              147                 14,907,523                     2.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                               69                  6,860,584                     1.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                               25                  2,131,396                     0.42
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                               18                  1,359,365                     0.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                                9                    769,948                     0.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                3                     99,794                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                1                     36,590                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.499%                                1                     40,204                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================




MORTGAGE RATES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            MORTGAGE RATES                    LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                                1              $     184,000                      0.04%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                               23                  3,773,763                     0.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                              122                 21,427,830                     4.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                              404                 65,929,528                    12.89
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                              518                 76,164,851                    14.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              889                121,191,036                    23.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              629                 73,962,689                    14.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              793                 88,079,620                    17.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                              337                 33,719,302                     6.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              187                 18,167,564                     3.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                               52                  4,398,947                     0.86
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                               36                  2,966,799                     0.58
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                               11                    995,757                     0.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                6                    271,040                     0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%                                1                     36,590                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.500% - 13.999%                                1                     40,204                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
         LOAN-TO-VALUE RATIOS                 LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   0.01% - 50.00%                                73             $    6,917,735                      1.35%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 50.01% - 55.00%                                 36                  3,877,348                     0.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 55.01% - 60.00%                                 76                  8,677,684                     1.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60.01% - 65.00%                                105                 12,545,621                     2.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 65.01% - 70.00%                                210                 25,309,486                     4.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 70.01% - 75.00%                                272                 33,494,718                     6.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 75.01% - 80.00%                              1,375                180,606,568                    35.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 80.01% - 85.00%                                633                 79,734,379                    15.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 85.01% - 90.00%                                955                123,047,128                    24.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 90.01% - 95.00%                                275                 37,098,853                     7.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
                                             NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          STATE OR TERRITORY                  LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 California                                     489            $    94,377,780                     18.46%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Florida                                        287                 35,142,137                     6.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Michigan                                       319                 35,140,166                     6.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Minnesota                                      238                 34,750,407                     6.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Illinois                                       218                 27,043,066                     5.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Texas                                          232                 26,009,998                     5.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Wisconsin                                      213                 21,661,589                     4.24
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Colorado                                       112                 18,103,458                     3.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 North Carolina                                 137                 16,073,125                     3.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 All Other States                             1,765                203,007,795                    39.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================


MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
             LOAN PURPOSE                    NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Purchase                                     1,596            $   197,802,853                     38.69%
----------------------------------------------------------------------------------------------------------
 Rate/Term Refinance                            205                 25,210,750                     4.93
----------------------------------------------------------------------------------------------------------
 Equity Refinance                             2,209                288,295,918                    56.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
          DOCUMENTATION TYPE                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Full Documentation                           3,259            $   404,984,024                     79.21%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Reduced Documentation                          751                106,325,497                    20.79
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



OCCUPANCY TYPES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               OCCUPANCY                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Primary Residence                            3,570            $   469,717,984                     91.87%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Non Owner-occupied                             406                 36,676,937                     7.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Second/Vacation                                 34                  4,914,600                     0.96
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Single-family detached                       3,395            $   424,784,085                     83.08%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (detached)           195                 31,561,005                     6.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Two- to four- family units                     203                 28,816,660                     5.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Low-Rise (less than 5 stories)           116                 14,691,902                     2.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (attached)            35                  5,079,980                     0.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Townhouse                                       32                  3,540,014                     0.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Manufactured Home                               30                  2,473,271                     0.48
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Mid-Rise (5 to 8 stories)                  2                    239,000                     0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Leasehold                                        1                     63,605                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo High-Rise (9 stories or more)              1                     60,000                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



CREDIT GRADES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A4                                           1,702            $   222,822,477                     43.58%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AX                                           1,159                154,539,363                    30.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AM                                             610                 75,154,019                    14.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 B                                              345                 38,357,490                     7.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 C                                              130                 14,516,357                     2.84
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 CM                                              64                  5,919,815                     1.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM              NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 None                                           573            $    72,752,319                     14.23%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12 Months                                      124                 18,771,014                     3.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 24 Months                                    1,868                255,348,275                    49.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 36 Months                                    1,431                162,101,749                    31.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other (1)                                       14                  2,336,163                     0.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================

(1)   Not 0, 12, 24, or 36 months and not more than 36 months.




NOTE MARGINS OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             NOTE MARGINS                     LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   2.500% - 2.999%                                1              $     288,825                      0.06%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                                1                    116,275                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                                9                  1,726,196                     0.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                               47                  8,043,909                     1.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                               88                 14,202,243                     2.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                              107                 15,689,384                     3.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                              213                 30,742,108                     6.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                              897                140,452,911                    27.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                              425                 53,152,467                    10.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              638                 77,015,377                    15.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              642                 73,373,212                    14.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              517                 55,566,650                    10.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                              224                 22,828,701                     4.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              116                 11,358,062                     2.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                               56                  4,707,128                     0.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                               18                  1,359,589                     0.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                6                    386,516                     0.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                1                    103,963                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%                                3                    155,726                     0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.500% - 12.999%                                1                     40,278                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================


MAXIMUM MORTGAGE RATES OF THE GROUP II-A LOANS


----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATES                LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                               18             $    2,867,052                      0.56%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%                              215                 34,205,742                     6.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.999%                            1,081                156,771,543                    30.66
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.000% - 14.999%                            1,564                198,262,017                    38.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 15.000% - 15.999%                              834                 90,804,803                    17.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 16.000% - 16.999%                              247                 23,791,511                     4.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 17.000% - 17.999%                               44                  4,117,161                     0.81
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 18.000% - 18.999%                                5                    412,899                     0.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 19.000% - 19.999%                                2                     76,794                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



MINIMUM MORTGAGE OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATES                LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   2.000% - 2.999%                                1              $     288,825                      0.06%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.999%                               13                  1,758,539                     0.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.999%                               71                 10,120,943                     1.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.999%                              531                 87,034,161                    17.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.999%                            1,311                182,717,763                    35.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.999%                            1,424                164,255,093                    32.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.999%                              538                 55,259,037                    10.81
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.999%                               96                  8,132,090                     1.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                               20                  1,510,475                     0.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%                                4                    192,390                     0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.999%                                1                     40,204                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================


NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
          NEXT INTEREST RATE                 NUMBER        PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            ADJUSTMENT DATE                   LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2003                                        1              $      83,178                      0.02%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 July 2003                                        1                    217,875                     0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2003                                      1                    255,000                     0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2003                                    3                    242,564                     0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 January 2004                                     4                    499,884                     0.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2004                                    2                    313,744                     0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2004                                       1                    109,097                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 April 2004                                       1                     43,646                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2004                                        3                    364,840                     0.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2004                                      6                    601,950                     0.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 September 2004                                  14                  1,802,117                     0.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 October 2004                                    51                  6,494,113                     1.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2004                                  160                 21,526,923                     4.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2004                                  597                 85,498,867                    16.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 January 2005                                 1,379                179,924,437                    35.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2005                                  606                 78,331,052                    15.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2005                                      50                  6,012,658                     1.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2005                                        2                    165,953                     0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 July 2005                                        1                    150,844                     0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2005                                      4                    288,906                     0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 September 2005                                   6                    707,101                     0.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 October 2005                                    27                  2,985,409                     0.58
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2005                                  118                 13,746,062                     2.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2005                                  105                 11,635,499                     2.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 January 2006                                   465                 54,644,287                    10.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2006                                  344                 38,713,838                     7.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2006                                      58                  5,949,675                     1.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



----------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL

                            GROUP II-B MORTGAGE LOANS

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance        $511,309,424.77
Number of Loans                                                       3,846
Average Current Loan Balance                                    $132,945.77      $14,984.80   $640,000.00
(1)  Weighted Average Original Loan-to-Value Ratio                   81.46%           8.00%        95.00%
(1) Weighted Average Mortgage Rate                                   7.970%          5.500%       11.850%
(1) Weighted Average Net Mortgage Rate                               6.294%          3.490%       11.270%
(1) Weighted Average Note Margin                                     7.521%          4.100%       11.900%
(1) Weighted Average Maximum Mortgage Rate                          14.393%          7.875%       23.000%
(1) Weighted Average Minimum Mortgage Rate                           7.948%          4.625%       12.500%
(1) Weighted Average Term to Next Rate Adjustment Rate                   26               6            46
(months)
(1) Weighted Average Remaining Term to Maturity (months)                359             343           360
(1) (2) Weighted Average Credit Score                                   613             465           809
----------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.58% of the Group II Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Adjustable                                    100.00%
                                              Fixed                                           0.00%

         Fully Amortizing Mortgage Loans                                                    100.00%

         Lien                                 First                                         100.00%
                                              Second                                          0.00%

         Property Type                        Single-family detached                         82.16%
                                              Planned Unit Development (detached)             6.14%
                                              Two- to four- family units                      5.26%
                                              Condo Low-Rise (less than 5                     3.07%
                                    stories)
                                              Planned Unit Development (attached)             2.22%
                                              Manufactured Home                               0.56%
                                              Townhouse                                       0.52%

         Occupancy Status                     Primary Residence                              90.79%
                                              Non Owner-occupied                              8.69%
                                              Second/Vacation                                 0.52%

         Geographic Distribution              California                                     18.45%
                                              Michigan                                        9.36%
                                              Minnesota                                       6.35%
                                              Florida                                         6.33%
                                              Illinois                                        4.75%
         Number of States (including DC)      50
         Largest Zip Code Concentration       95687                                           0.31%
         Loans with Mortgage Insurance                                                     [68.89%]
         Loans with Prepayment Penalties                                                     84.02%
----------------------------------------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             CREDIT SCORES                    LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 499 or less                                     31             $    2,704,096                      0.53%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 500 - 519                                       44                  4,327,454                     0.85
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 520 - 539                                      153                 14,493,707                     2.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 540 - 559                                      327                 35,308,915                     6.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 560 - 579                                      527                 59,539,867                    11.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 580 - 599                                      550                 69,364,511                    13.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 600 - 619                                      766                107,447,485                    21.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 620 - 639                                      566                 87,231,187                    17.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 640 - 659                                      382                 58,735,936                    11.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 660 - 679                                      234                 33,504,353                     6.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 680 - 699                                      108                 16,785,242                     3.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 700 - 719                                       58                  7,748,840                     1.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 720 - 739                                       37                  5,955,190                     1.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 740 - 759                                       18                  3,157,991                     0.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 760 or greater                                  15                  2,844,434                     0.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                  3,816            $   509,149,209                     99.58%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Not Available(1)                                30                  2,160,216                     0.42
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          PRINCIPAL BALANCES                  LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            $1 - $100,000                     1,715            $   116,732,006                     22.83%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                          1,475                206,569,073                    40.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $200,001 - $300,000                            410                 98,625,020                    19.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $300,001 - $400,000                            214                 74,007,309                    14.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $400,001 - $500,000                             26                 11,967,606                     2.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $500,001 - $600,000                              5                  2,768,411                     0.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $600,001 - $700,000                              1                    640,000                     0.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================


NET MORTGAGE RATES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          NET MORTGAGE RATES                  LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.000% - 3.499%                                1              $     112,000                      0.02%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                               28                  6,122,839                     1.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                              107                 20,209,056                     3.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                              321                 56,478,172                    11.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                              484                 79,895,685                    15.63
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                              545                 73,758,577                    14.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                              611                 78,621,014                    15.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                              504                 61,122,524                    11.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                              361                 41,629,033                     8.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              247                 31,054,157                     6.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              292                 31,358,890                     6.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              163                 16,584,392                     3.24
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                              103                  8,754,390                     1.71
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                               47                  3,876,471                     0.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                               18                    987,593                     0.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                                9                    507,328                     0.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                5                    237,304                     0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================


MORTGAGE RATES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            MORTGAGE RATES                    LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                               22             $    4,845,530                      0.95%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                               82                 17,119,173                     3.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                              369                 69,362,904                    13.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                              412                 68,802,137                    13.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              782                113,904,655                    22.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              587                 73,009,283                    14.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              840                 95,195,738                    18.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                              372                 36,252,572                     7.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              246                 22,295,420                     4.36
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                               72                  6,536,091                     1.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                               45                  3,131,429                     0.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                               11                    567,206                     0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                6                    287,288                     0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================



ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
         LOAN-TO-VALUE RATIOS                 LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   0.01% - 50.00%                               107             $    8,928,266                      1.75%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 50.01% - 55.00%                                 55                  5,221,317                     1.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 55.01% - 60.00%                                 82                  8,046,885                     1.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60.01% - 65.00%                                105                 11,390,781                     2.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 65.01% - 70.00%                                188                 22,093,178                     4.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 70.01% - 75.00%                                271                 34,273,526                     6.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 75.01% - 80.00%                              1,222                176,916,653                    34.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 80.01% - 85.00%                                706                 92,198,349                    18.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 85.01% - 90.00%                                870                119,204,487                    23.31
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 90.01% - 95.00%                                240                 33,035,982                     6.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
                                             NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          STATE OR TERRITORY                  LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 California                                     424            $    94,332,776                     18.45%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Michigan                                       472                 47,859,332                     9.36
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Minnesota                                      223                 32,482,411                     6.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Florida                                        264                 32,388,814                     6.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Illinois                                       184                 24,282,488                     4.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Texas                                          189                 23,524,322                     4.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Wisconsin                                      185                 19,097,103                     3.73
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Colorado                                       103                 17,747,493                     3.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 All Other States                             1,802                219,594,686                    42.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================


MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
             LOAN PURPOSE                    NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Purchase                                     1,403            $   188,251,019                     36.82%
----------------------------------------------------------------------------------------------------------
 Rate/Term Refinance                            224                 29,438,763                     5.76
----------------------------------------------------------------------------------------------------------
 Equity Refinance                             2,219                293,619,643                    57.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================



MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
          DOCUMENTATION TYPE                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Full Documentation                           3,120            $   405,234,826                     79.25%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Reduced Documentation                          726                106,074,599                    20.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================



OCCUPANCY TYPES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               OCCUPANCY                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Primary Residence                            3,356            $   464,220,854                     90.79%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Non Owner-occupied                             468                 44,417,406                     8.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Second/Vacation                                 22                  2,671,165                     0.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================


MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Single-family detached                       3,257            $   420,071,128                     82.16%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (detached)           159                 31,385,587                     6.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Two- to four- family units                     191                 26,916,840                     5.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Low-Rise (less than 5 stories)           114                 15,689,868                     3.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (attached)            62                 11,375,877                     2.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Manufactured Home                               37                  2,844,116                     0.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Townhouse                                       25                  2,660,823                     0.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo High-Rise (9 stories or more)              1                    365,185                     0.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================



CREDIT GRADES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A4                                           1,531            $   223,834,593                     43.78%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AX                                           1,029                146,716,297                    28.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AM                                             659                 79,419,555                    15.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 B                                              414                 43,001,848                     8.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 C                                              145                 12,718,745                     2.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 CM                                              68                  5,618,386                     1.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================


PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM              NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 None                                           547            $    81,728,869                     15.98%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12 Months                                      131                 22,203,604                     4.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 24 Months                                    1,565                223,410,849                    43.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 36 Months                                    1,314                155,252,386                    30.36
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 48 Months                                        4                    502,800                     0.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60 Months                                      257                 24,499,096                     4.79
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other (1)                                       28                  3,711,821                     0.73
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================

(1)   Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.




NOTE MARGINS OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             NOTE MARGINS                     LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                                7             $    1,887,171                      0.37%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                               31                  6,661,490                     1.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                               93                 17,142,337                     3.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                              104                 19,859,647                     3.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                              221                 37,794,911                     7.39
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                              693                117,292,810                    22.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                              371                 48,723,417                     9.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              624                 78,770,309                    15.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              646                 77,557,106                    15.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              542                 58,013,669                    11.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                              286                 28,613,147                     5.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              119                 10,826,203                     2.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                               57                  3,997,354                     0.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                               41                  3,051,332                     0.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                7                    477,412                     0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                4                    641,111                     0.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================


MAXIMUM MORTGAGE RATES OF THE GROUP II-B LOANS


----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATES                LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.999%                                1              $      79,945                      0.02%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                               14                  3,032,417                     0.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%                              192                 33,983,928                     6.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.999%                              972                159,027,058                    31.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.000% - 14.999%                            1,456                186,140,765                    36.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 15.000% - 15.999%                              878                 97,957,474                    19.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 16.000% - 16.999%                              283                 26,620,855                     5.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 17.000% - 17.999%                               40                  3,601,034                     0.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 18.000% - 18.999%                                8                    449,751                     0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 20.000% - 20.999%                                1                    201,339                     0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 23.000% - 23.999%                                1                    214,858                     0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================




MINIMUM MORTGAGE OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATES                LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.999%                                8             $    1,314,538                      0.26%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.999%                               61                 11,555,182                     2.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.999%                              482                 89,979,172                    17.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.999%                            1,115                165,815,487                    32.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.999%                            1,416                171,246,520                    33.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.999%                              600                 58,728,188                    11.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.999%                              139                 10,798,444                     2.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                               24                  1,776,495                     0.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%                                1                     95,400                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================



NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
          NEXT INTEREST RATE                 NUMBER        PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            ADJUSTMENT DATE                   LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2003                                      1              $     380,000                      0.07%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2003                                    1                     90,467                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2004                                       2                    178,494                     0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 April 2004                                       2                    201,467                     0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 May 2004                                         2                    581,712                     0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2004                                        5                    672,940                     0.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 July 2004                                        4                    484,325                     0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2004                                      6                    717,914                     0.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 September 2004                                  11                  2,061,391                     0.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 October 2004                                    49                  6,819,243                     1.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2004                                  153                 22,702,659                     4.44
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2004                                  476                 70,717,111                    13.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 January 2005                                 1,306                178,919,172                    34.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2005                                  582                 76,176,959                    14.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2005                                      55                  7,712,045                     1.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 April 2005                                       1                     96,988                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 May 2005                                         1                    100,687                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2005                                        2                    253,726                     0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2005                                      6                  1,405,166                     0.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 September 2005                                   5                    537,948                     0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 October 2005                                    28                  3,345,861                     0.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2005                                   92                 12,410,031                     2.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2005                                  112                 13,888,120                     2.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 January 2006                                   555                 65,699,740                    12.85
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2006                                  342                 40,236,036                     7.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2006                                      46                  4,892,762                     0.96
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2006                                    1                     26,462                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================



                         NET WAC RATE RELATED TO THE CLASS A-II AND M-II CERTIFICATES
---------------------------------------------------------------------------------------------
  PERIOD    PAY DATE  NET WAC      NET WAC        PERIOD       PAY DATE    NET     NET WAC
                                                                           WAC
                       RATE(1)     RATE(2)                                 RATE(1)  RATE(2)
---------------------------------------------------------------------------------------------
     1       4/25/03    8.149       8.149           35          2/25/06     6.915   10.475
     2       5/25/03    6.248       7.250           36          3/25/06     7.656   11.598
     3       6/25/03    6.046       7.250           37          4/25/06     6.915   10.475
     4       7/25/03    6.248       7.250           38          5/25/06     7.145   10.825
     5       8/25/03    6.046       7.250           39          6/25/06     6.915   10.476
     6       9/25/03    6.046       7.250           40          7/25/06     7.145   10.987
     7      10/25/03    6.248       7.250           41          8/25/06     6.915   11.616
     8      11/25/03    6.046       7.250           42          9/25/06     6.915   11.616
     9      12/25/03    6.248       7.250           43         10/25/06     7.145   12.003
    10       1/25/04    6.046       7.250           44         11/25/06     6.915   11.616
    11       2/25/04    6.046       7.250           45         12/25/06     7.145   12.003
    12       3/25/04    6.463       7.250           46          1/25/07     6.915   11.773
    13       4/25/04    6.046       7.250           47          2/25/07     6.915   11.972
    14       5/25/04    6.248       7.250           48          3/25/07     7.656   13.254
    15       6/25/04    6.046       7.250           49          4/25/07     6.915   11.972
    16       7/25/04    6.248       7.250           50          5/25/07     7.145   12.371
    17       8/25/04    6.046       7.250           51          6/25/07     6.915   11.972
    18       9/25/04    6.046       7.250           52          7/25/07     7.145   12.533
    19      10/25/04    6.248       7.250           53          8/25/07     6.915   12.268
    20      11/25/04    6.046       7.250           54          9/25/07     6.915   12.268
    21      12/25/04    6.248       7.250           55         10/25/07     7.145   12.677
    22       1/25/05    6.046       7.250           56         11/25/07     6.915   12.268
    23       2/25/05    6.648       8.004           57         12/25/07     7.145   12.677
    24       3/25/05    7.360       8.862           58          1/25/08     6.915   12.271
    25       4/25/05    6.648       8.005           59          2/25/08     6.915   12.277
    26       5/25/05    6.869       8.272           60          3/25/08     7.392   13.123
    27       6/25/05    6.648       8.005           61          4/25/08     6.915   12.277
    28       7/25/05    6.869       8.272           62          5/25/08     7.145   12.686
    29       8/25/05    6.648       8.848           63          6/25/08     6.915   12.277
    30       9/25/05    6.648       8.848           64          7/25/08     7.145   12.686
    31      10/25/05    6.869       9.143           65          8/25/08     6.915   12.277
    32      11/25/05    6.648       8.849           66          9/25/08     6.915   12.277
    33      12/25/05    6.869       9.144           67         10/25/08     7.145   12.686
    34       1/25/06    6.787       9.263           68         11/25/08       -     12.277
---------------------------------------------------------------------------------------------
(1) Assumes the 6-month LIBOR remains constant at [1.34]% and run at the pricing speed to call.  (2) Assumes the 6-month  LIBOR  instantaneously  increases  to a level beyond the highest maximum obtainable
    rate on the  Mortgage  Loans and run at the pricing  speed to call.  Assumes
    1-month  LIBOR equal 20.00% and payments  are received  from the  applicable
    Yield Maintenance Agreement(s).



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